UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          July 18, 2001



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On July 18, 2001, US Airways Group, Inc. and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and six months ended June 30, 2001, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).




Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated July 18, 2001 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 18, 2001     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 18, 2001     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer







Exhibit 99

            US AIRWAYS GROUP 2ND QUARTER LOSS IS $24 MILLION

     ARLINGTON, Va., July 18, 2001 - US Airways Group, Inc. reported today a net loss for the second quarter of 2001 of $24 million and an operating profit of $20 million. The net loss for the quarter on a diluted per-share basis was 36 cents.

     "US Airways continues to experience the combined impact of a weak economic environment and expanding competition from low-cost competitors and network carriers. At the same time, US Airways has made a number of significant operational gains and our employees are operating a high quality airline. Were it not for the commendable efforts of our employees and the implementation of a number of strategic initiatives, our losses would have been worse," said US Airways President and Chief Executive Officer Rakesh Gangwal.

     Gangwal noted that US Airways continued to make gains in key Department of Transportation airline service measures for recent months and that there has been continued growth in online sales as well as additional investment in airport infrastructure. Revenues nevertheless have been under pressure as companies cut back on business travel or seek lower-price tickets. Passenger revenue per available seat mile at US Airways, Inc. declined 11.0 percent from the comparable quarter of 2000 while yield was down 10.1 percent. Cost per available seat mile declined 3.9 percent as compared to 2000.

     US Airways Group Chairman Stephen M. Wolf said, "While our employees have performed at a superb level, economic uncertainties, along with anxiety over the future of our merger agreement with United, clearly have made this a difficult quarter for them, for our shareholders and for the communities we serve."

                               -more-



US AIRWAYS GROUP 2nd QUARTER LOSS IS $24 MILLION
Page Two
July 18, 2001

     US Airways' operations during the second quarter continued to register gains and customers began to see the benefits of a number of new initiatives, from new international destinations to self-ticketing kiosks to speed airport check-in.

     On the operational side, on-time arrivals in April, May and June averaged 80.2 percent, ahead of last year and above internal targets. For the first five months of the year, the most recent data available from the Dept. of Transportation shows US Airways ranked in the top tier for on-time arrivals, consumer complaints and baggage handling.

     The quarter also saw the benefit of a number of changes in the areas of customer service, sales and new routes:

     - There were a number of innovations to increase options and give better service to customers, including the introduction of self-service kiosks in Washington, New York and Boston and the upgrading of US Airways' Flight Information System to give more current information to travelers about flight status.
       For periods of irregular operations, phone banks have been added at Philadelphia, Charlotte, Pittsburgh and a number of other major stations to assist in customer re-accommodation.

     - With enhancements to the US Airways website, usairways.com, have come continued increases in online sales. Online sales through usairways.com set a daily record of $3.5 million on June 27th and weekly record of more than $17 million that same week. Also during the quarter, the number of Dividend Miles members registering to get their accounts on-line reached the 1 million mark.

     - The US Airways route system expanded during the second quarter with the start or announcement of new flights ranging from transatlantic services to new regional jet routes. New flights began between Philadelphia and both Brussels and Amsterdam and new Caribbean services were announced to Aruba, Cozumel and Barbados. With the availability of new regional jets, service was announced between Pittsburgh and Madison, Wisconsin; Cedar Rapids, Iowa, and Omaha, Nebraska, and between Charlotte and both Mobile, Alabama, and Montreal.


                               -more-

US AIRWAYS GROUP 2nd QUARTER LOSS IS $24 MILLION
Page Three
July 18, 2001

     - With the new US Airways Cargo Sales Center and the increased cargo capacity of the airline's new Airbus aircraft, cargo revenues increased by 12.8 percent during the quarter.

     During the second quarter, US Airways made a number of innovations at major airports:

     - A new, state-of-the-art Regional Terminal was opened at Philadelphia, with 38 gates for regional jets and turboprop aircraft, most with jet bridges. The facility includes its own ticket counters, baggage services, concessions and a US Airways Club. Construction is well underway on a new
       International Terminal at Philadelphia and it is scheduled to be opened in the summer of 2002.

     - New maintenance facilities also have come on line with a new line maintenance facility being opened in Charlotte in addition to the wide-body hangar in Philadelphia that opened last year.


     - A major expansion to the US Airways terminal in Boston was opened, giving dedicated space for US Airways Shuttle operations at Logan Airport. The facility includes a Shuttle check-in counter, a departure lounge with club-type amenities and a new lower-level Shuttle arrivals area.

     - A new International Arrivals Lounge was opened at London's
       Gatwick Airport, offering arriving First Class and Envoy Class passengers the opportunity to shower and change before starting their business day in London.

     Operating revenues for the quarter were $2.5 billion, up 2.5 percent over the second quarter of 2000. Operating expenses of $2.5 billion were up by 9.2 percent. The operating profit of $20 million was lower by 88.1 percent as compared to the operating profit for the second quarter of 2000. The net loss of $24 million compared to a net profit of $80 million in 2000. On a diluted per-share basis, the net loss in the second quarter of 2001 of 36 cents compares to a net profit of $1.17 in 2000.

                          -more-




US AIRWAYS GROUP 2nd QUARTER LOSS IS $24 MILLION
Page Four
July 18, 2001

     US Airways, Inc. carried 16.6 million passengers in the quarter, an increase of 3.4 percent over the second quarter of 2000. Revenue passenger miles for the quarter increased 10.1 percent over 2000 while available seat miles increased 11.2 percent. The passenger load factor for the quarter was 73.8 percent, down 0.7 percentage points as compared to 2000. The yield of 14.88 cents was down 10.1 percent from 2000, while passenger revenue per available seat mile of
10.98 cents was down 11.0 percent.  Cost per available seat mile of
12.13 cents declined 3.9 percent compared to 2000. The cost of aviation fuel per gallon was 88.12 cents, up 3.3 percent over 2000.

     For the first six months of 2001, operating revenues were $4.7 billion, up 4.5 percent over the first six months of 2000. Operating expenses of $4.9 billion were up by 9.8 percent. The operating loss of $208 million compared to an operating profit of $29 million for the first six months of 2000. The net loss for the first six months of $195 million compared to a net loss of $138 million in 2000. On a diluted per-share basis, the net loss for the first six months of 2001 of $2.90 compares to a net loss of $2.07 in 2000. Results for the first six months include unusual items in the first quarter of 2001 and the first quarter of 2000.

     For the first six months of 2001, US Airways, Inc. carried 30.8 million passengers, an increase of 5.3 percent over the first six months of 2000. Revenue passenger miles for the quarter increased
13.2 percent over 2000 while available seat miles increased 12.2 percent. The passenger load factor for the first six months was 70.1 percent, up 0.6 percentage points as compared to 2000. The yield of
15.34 cents was down 10.2 percent from 2000, while passenger revenue per available seat mile of 10.75 cents was down 9.4 percent. Cost per available seat mile of 12.45 cents declined 4.3 percent compared to 2000. The cost of aviation fuel per gallon was 90.91 cents, up
4.5 percent over 2000.


     For additional information, contact US Airways Corporate
Communications at 703-872-5100.

                            -30-

Number:  4113



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                    Three Months Ended June 30,
                              -----------------------------------
                                 2001          2000      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    2,183    $    2,212       (1.3)
 Cargo and freight                   44            39       12.8
 Other                              266           182       46.2
                              ---------     ---------
   Total Operating Revenues       2,493         2,433        2.5

Operating Expenses
 Personnel costs                    959           878        9.2
 Aviation fuel                      311           284        9.5
 Commissions                         80            99      (19.2)
 Aircraft rent                      145           125       16.0
 Other rent and landing fees        119           109        9.2
 Aircraft maintenance               143           126       13.5
 Other selling expenses             106           115       (7.8)
 Depreciation and amortization      101            92        9.8
 Other                              509           437       16.5
                              ---------     ---------
   Total Operating Expenses       2,473         2,265        9.2
                              ---------     ---------
   Operating Income (Loss)           20           168      (88.1)

Other Income (Expense)
 Interest income                     18            25      (28.0)
 Interest expense                   (76)          (65)      16.9
 Interest capitalized                 4             8      (50.0)
 Other, net                           4            (1)        NM
                              ---------     ---------

   Other Income (Expense), Net      (50)          (33)      51.5
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                  (30)          135         NM

   Provision (Credit) for
    Income Taxes                     (6)           55         NM
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change        (24)           80         NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        --            --         --
                              ---------     ---------
Net Income (Loss)            $      (24)   $       80         NM
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (0.36)   $     1.19         NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (0.36)   $     1.19         NM
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (0.36)   $     1.17         NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (0.36)   $     1.17         NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,082        66,831
 Diluted                         67,082        68,282

NM - Not Meaningful


                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                    Six Months Ended June 30,
                              -----------------------------------
                                 2001          2000      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    4,147    $    4,096        1.2
 Cargo and freight                   90            78       15.4
 Other                              497           357       39.2
                              ---------     ---------
   Total Operating Revenues       4,734         4,531        4.5

Operating Expenses
 Personnel costs                  1,892         1,754        7.9
 Aviation fuel                      622           557       11.7
 Commissions                        167           190      (12.1)
 Aircraft rent                      283           250       13.2
 Other rent and landing fees        238           220        8.2
 Aircraft maintenance               281           256        9.8
 Other selling expenses             217           222       (2.3)
 Depreciation and amortization      219           183       19.7
 Other                            1,023           870       17.6
                              ---------     ---------
   Total Operating Expenses       4,942         4,502        9.8
                              ---------     ---------
   Operating Income (Loss)         (208)           29         NM

Other Income (Expense)
 Interest income                     36            37       (2.7)
 Interest expense                  (145)         (122)      18.9
 Interest capitalized                11            17      (35.3)
 Other, net                           7            --         --
                              ---------     ---------
   Other Income (Expense), Net      (91)          (68)      33.8
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (299)          (39)     666.7

   Provision (Credit) for
    Income Taxes                    (97)           (4)   2,325.0
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (202)          (35)     477.1

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $5 Million
 and $63 Million, respectively        7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (195)   $     (138)      41.3
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (3.01)   $    (0.52)     478.8
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (2.90)   $    (2.07)      40.1
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (3.01)   $    (0.52)     478.8
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (2.90)   $    (2.07)      40.1
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,058        66,665
 Diluted                         67,058        66,665

NM - Not Meaningful


                        US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                  Three Months Ended June 30,
                              -----------------------------------
                                2001                        %
                              (Note 1)        2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    2,005    $    1,972        1.7
 US Airways Express
  transportation revenues           287           231       24.2
 Cargo and freight                   43            38       13.2
 Other                              151           158       (4.4)
                              ---------     ---------
  Total Operating Revenues        2,486         2,399        3.6

Operating Expenses
 Personnel costs                    901           814       10.7
 Aviation fuel                      295           264       11.7
 Commissions                         74            91      (18.7)
 Aircraft rent                      129           107       20.6
 Other rent and landing fees        114            98       16.3
 Aircraft maintenance               116           105       10.5
 Other selling expenses              97           104       (6.7)
 Depreciation and amortization       96            85       12.9
 US Airways Express capacity
  purchases                         239           185       29.2
 Other                              394           385        2.3
                              ---------     ---------
  Total Operating Expenses        2,455         2,238        9.7
                              ---------     ---------
  Operating Income (Loss)            31           161      (80.7)

Other Income (Expense)
 Interest income                     21            34      (38.2)
 Interest expense                   (76)          (66)      15.2
 Interest capitalized                 3             5      (40.0)
 Other, net                           3            (2)        NM
                              ---------     ---------
  Other Income (Expense), Net       (49)          (29)      69.0
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change               (18)          132         NM

  Provision (Credit) for
   Income Taxes                      (2)           54         NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                  (16)           78         NM

Cumulative Effect of Accounting
 Change, Net of Applicable Income
 Taxes                               --            --         --
                              ---------     ---------
Net Income (Loss)            $      (16)   $       78         NM
                              =========     =========

NM - Not meaningful

Note 1. Results for the three months ended June 30, 2001 include the activity of the former Shuttle, Inc.


US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                    Six Months Ended June 30,
                              -----------------------------------
                                2001                       %
                              (Note 1)        2000       Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    3,815    $    3,656        4.3
 US Airways Express
  transportation revenues           517           422       22.5
 Cargo and freight                   88            76       15.8
 Other                              299           304       (1.6)
                              ---------     ---------
  Total Operating Revenues        4,719         4,458        5.9

Operating Expenses
 Personnel costs                  1,779         1,625        9.5
 Aviation fuel                      589           517       13.9
 Commissions                        155           173      (10.4)
 Aircraft rent                      253           215       17.7
 Other rent and landing fees        227           200       13.5
 Aircraft maintenance               231           208       11.1
 Other selling expenses             200           201       (0.5)
 Depreciation and amortization      210           167       25.7
 US Airways Express capacity
  purchases                         461           364       26.6
 Other                              800           762        5.0
                              ---------     ---------
  Total Operating Expenses        4,905         4,432       10.7
                              ---------     ---------
  Operating Income (Loss)          (186)           26         NM

Other Income (Expense)
 Interest income                     42            59      (28.8)
 Interest expense                  (145)         (123)      17.9
 Interest capitalized                 7             8      (12.5)
 Other, net                           6            (4)        NM
                              ---------     ---------
  Other Income (Expense), Net       (90)          (60)      50.0
                              ---------     ---------

Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (276)          (34)     711.8

  Provision (Credit) for
   Income Taxes                     (90)           (3)   2,900.0
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (186)          (31)     500.0

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $5 Million
 and $63 Million, respectively        7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (179)   $     (134)      33.6
                              =========     =========

NM - Not meaningful

Note 1. Results for the six months ended June 30, 2001 include the activity of the former Shuttle, Inc.







US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                                   Three Months Ended June 30,
                                -------------------------------
                                                           %
                                   2001        2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          16,582     16,038     3.4
Total revenue passenger miles
 (millions) (Note 3)               13,480     12,251    10.0
Revenue passenger miles
 (millions)* (Note 3)              13,471     12,235    10.1
Total available seat miles
 (millions) (Note 3)               18,275     16,443    11.1
Available seat miles(millions)*
 (Note 3)                          18,265     16,423    11.2
Passenger load factor* (Note 3)      73.8%      74.5%   (0.7)pts.
Break-even load factor (Note 2)      76.2%      72.1%    4.1 pts.
Yield* (Note 3)                     14.88c     16.56c  (10.1)
Passenger revenue per available
 seat mile* (Note 3)                10.98c     12.34c  (11.0)
Revenue per available seat mile
 (Notes 2 and 3)                    12.04c     13.39c  (10.1)
Cost per available seat mile
 (Notes 2 and 3)                    12.13c     12.62c   (3.9)
Average passenger journey (miles)*
 (Note 3)                             812        763     6.4
Average stage length (miles)*
 (Note 3)                             666        631     5.5
Revenue aircraft miles (millions)*    127        118     7.6
Cost of aviation fuel per gallon    88.12c     85.29c    3.3
Cost of aviation fuel per gallon
 (excluding fuel taxes)             81.89c     78.98c    3.7
Gallons of aviation fuel consumed
 (millions)                           334        309     8.1
Scheduled mileage completion factor* 98.7%      97.1%    1.6 pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         423        406     4.2
Full-time equivalent employees at
 period-end (Note 3)               44,673     43,033     3.8

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics for the six months ended June 30, 2001 also exclude an impairment charge of $22 million.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.


                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                   Six Months Ended June 30,
                                -------------------------------
                                                           %
                                   2001        2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          30,775     29,222     5.3
Total revenue passenger miles
 (millions) (Note 3)               24,893     22,002    13.1
Revenue passenger miles
 (millions)* (Note 3)              24,874     21,970    13.2
Total available seat miles
 (millions) (Note 3)               35,520     31,668    12.2
Available seat miles(millions)*
 (Note 3)                          35,499     31,629    12.2
Passenger load factor* (Note 3)      70.1%      69.5%    0.6 pts.
Break-even load factor (Note 2)      75.5%      71.6%    3.9 pts.
Yield* (Note 3)                     15.34c     17.08c  (10.2)
Passenger revenue per available
 seat mile* (Note 3)                10.75c     11.87c   (9.4)
Revenue per available seat mile
 (Notes 2 and 3)                    11.83c     12.96c   (8.7)
Cost per available seat mile
 (Notes 2 and 3)                    12.45c     13.01c   (4.3)
Average passenger journey (miles)*
 (Note 3)                             808        752     7.4
Average stage length (miles)*
 (Note 3)                             661        617     7.1
Revenue aircraft miles (millions)*    249        229     8.7
Cost of aviation fuel per gallon    90.91c     86.98c    4.5
Cost of aviation fuel per gallon
 (excluding fuel taxes)             84.57c     80.58c    5.0
Gallons of aviation fuel consumed
 (millions)                           648        594     9.1
Scheduled mileage completion factor* 98.2%      96.9%    1.3 pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         423        406     4.2
Full-time equivalent employees at
 period-end (Note 3)               44,673     43,033     3.8

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics for the six months ended June 30, 2001 also exclude an impairment charge of $22 million.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.